UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 8, 2008

Commission file number 1-8572

TRIBUNE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

435 North Michigan Avenue	60611
Chicago, Illinois	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.                 BANKRUPTCY OR RECEIVERSHIP.

On December 8, 2008, Tribune Company (“Tribune”) and certain of its subsidiaries (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Petitions”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Chicago Cubs franchise, including Wrigley Field, is not included in the Chapter 11 filing. The Chapter 11 Petitions have been assigned to the Honorable Judge Kevin G. Carey and are being jointly administered under the caption “In re Tribune Company, et. al.” Case No. 08-13141.  The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On December 8, 2008, Tribune issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Chapter 11 Petitions, the Debtors filed motions seeking Bankruptcy Court approval of (i) an omnibus amendment (the “Omnibus Amendment”) to (a) the Receivables Loan Agreement, dated as of July 1, 2008 (as amended, the “RLA”) among Tribune, Tribune Receivables, LLC (“Tribune Receivables”) and Barclays Bank PLC, in its capacities as a lender, funding agent and as administrative agent (the “RLA Agent”), (b) the Receivables Purchase Agreement, dated as of July 1, 2008 (as amended, the “RPA”) among Tribune Receivables, Tribune and the other originators thereunder (the “Originators”) and (c) the Servicing Agreement, dated as of July 1, 2008 (as amended, the “Servicing Agreement”, and as each of the RLA, RPA and Servicing Agreement are amended by the Omnibus Amendment, the “Amended Agreements”) among Tribune Receivables, Tribune and the other Originators, which Omnibus Amendment shall, among other things, permit the Originators to continue to transfer receivables and other related security to Tribune Receivables after the filing of the Chapter 11 Petitions and Tribune Receivables can continue to obtain loans under the RLA, subject to limitations including collateral value, up to $300,000,000, (ii) a guaranty agreement (the “Guaranty Agreement”) and guaranty security agreement (the “Guaranty Security Agreement”) in favor of the RLA Agent pursuant to which Tribune, the Originators and the other Debtors guarantee certain of the obligations of Tribune Receivables under the Amended Agreements and the other transaction documents related thereto and provide security in respect of such guaranty, and (iii) a post-petition letter of credit and reimbursement agreement (the “Letter of Credit Agreement”) among Tribune and the other Debtors, certain financial institutions from time to time parties thereto and Barclays Bank PLC, as issuer and as administrative agent, and pursuant to which Tribune and the other Debtors may obtain letters of credit in an aggregate amount up to $50,000,000 and the reimbursement obligations of Tribune and the other Debtors in respect of such letters of credit shall be secured by cash collateral.

On December 10, 2008, the Bankruptcy Court granted interim approval of the Amended Agreements. Upon such interim approval, the Amended Agreements became effective and the Debtors became entitled to receive funds pursuant to that facility, subject to final approval of the Bankruptcy Court.  On December 10, 2008, Tribune issued a press release relating to such interim approval and the approval of other motions granted by the Bankruptcy Court, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

For more information about the RLA, the RPA, the Servicing Agreement and the related transaction documents, see the disclosure contained in Tribune’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2008.

ITEM 2.04.	TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The filing of the Chapter 11 Petitions described in Item 1.03 above constitutes or may constitute an event of default or otherwise triggers or may trigger repayment obligations under the express terms of certain instruments and agreements relating to direct financial obligations of the Debtors (the “Debt Documents”).  As a result of such an event of default or triggering event, all obligations under the Debt Documents would, by the terms of the Debt Documents, have or may become due and payable.  The Debtors believe that any efforts to enforce such payment obligations against the Debtors under the Debt Documents are stayed as a result of the filing of the Chapter 11 Petitions in the Bankruptcy Court.  The material Debt Documents, and the approximate principal amount of debt currently outstanding thereunder, are as follows:

•                  Tribune’s Tranche B Facility due 2014 and Tranche X Facility due 2009, which have an aggregate outstanding principal balance of approximately $8.23 billion;

•                  Tribune’s Revolving Credit Facility, which has an aggregate outstanding principal balance of approximately $237 million;

•                  Tribune’s Bridge Facility due 2008, which has an aggregate outstanding principal balance of approximately $1.6 billion;

•                  Tribune’s medium-term notes due 2008, 4.875% notes due 2010 and 5.25% notes due 2015, issued under the Indenture, dated as of January 1, 1997, between Tribune and Deutsche Bank Trust Company Americas, as trustee, as supplemented, in the aggregate amount outstanding of approximately $850 million;

•                  Tribune’s 7.25% debentures due 2013 and 7.5% debentures due 2023, issued under the Indenture, dated as of January 30, 1995, between Tribune and Deutsche Bank Trust Company Americas, as trustee, as supplemented, in the aggregate amount outstanding of approximately $181 million;

•                  Tribune’s 6.61% debentures due 2027 and 7.25% debentures due 2096, issued under the Indenture, dated as of March 19, 1996, between Tribune and Deutsche Bank Trust Company Americas, as trustee, as supplemented, in the aggregate amount outstanding of approximately $233 million;

•                  Tribune’s exchangeable subordinated debentures due 2029, issued under the Indenture, dated as of April 1, 1999, between Tribune and Deutsche Bank Trust Company Americas, as trustee, with an aggregate original principal amount of $1.256 billion, subject to such reductions as are appropriate;

•                  Tribune’s subordinated promissory notes due 2018, which have an aggregate outstanding principal balance of approximately $225 million; and

•                  Certain other obligations under Tribune’s interest rate swap/hedging arrangements.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On December 8, 2008, NYSE Regulation, Inc. (“NYSE Regulation”) notified Tribune that it had suspended the New York Stock Exchange (“NYSE”) listing of Tribune’s Exchangeable Subordinated Debentures due 2029 (TXA). The NYSE posted a press release on its website stating that NYSE Regulation’s decision to suspend the listing was reached in view of events described under Item 1.03 of this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release of Tribune Company dated December 8, 2008
99.2	Press Release of Tribune Company dated December 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY

Date: December 11, 2008	By:	/s/ David P. Eldersveld
	Name:	David P. Eldersveld
	Title:	Vice President/Deputy General
Counsel and Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release of Tribune Company dated December 8, 2008
99.2	Press Release of Tribune Company dated December 10, 2008